EXHIBIT 99.1

FOR IMMEDIATE RELEASE

For more information, contact:
Deb Thornton
(916) 218-4779
dthornton@daegis.com

Daegis CEO to Step Down in February 2013

Company and Board to Accelerate Growth and Integration Plans
for eDiscovery and Archive Business Units

ROSEVILLE, Calif. – January 22, 2013 – Daegis Inc. (NASDAQ: DAEG), an eDiscovery and information management company, today announced that Todd Wille plans to step down as President, Chief Executive Officer and member of the Board of Directors to pursue new leadership opportunities. Timothy Bacci, Executive Chairman of the Board, will serve as Interim CEO and work with Mr. Wille to ensure a smooth transition, which is expected to be completed in February 2013.

The Company further announced that Chief Financial Officer Steven Bonham will also step down in February 2013. The Board has appointed Steve Baker Interim CFO. Mr. Baker is a Partner with Tatum, a national Executive Services consulting company, with more than 25 years of experience. The Board will begin the search process, starting with the CFO, and expects to have it completed in the next 4-6 months.

Executive Chairman Timothy Bacci commented, “The Company is on course in its evolution to become a market leader with our SaaS eDiscovery and archive offerings. Starting with the hiring of our eDiscovery Division President last May, we have been planning the integration of business strategies for our eDiscovery and AXS-One archiving divisions. We believe there is growing customer demand for comprehensive information management and eDiscovery to support Big Data, analytics and Information Governance requirements. Accordingly, the board has decided to accelerate this vision and bring in the pertinent skill sets to capture new market opportunities. With the continued stability and profitability of our tools and migration businesses, strong division leadership in place, and technology advancements over the past year, we believe we are primed to drive growth, profitability, and value for our investors and customers.”

Mr. Bacci continued, “On behalf of the board, I thank Todd for his leadership, integrity and resolve in guiding Daegis over the past 12 years and solidly positioning the Company for future growth. We thank Steve for his dedication and diligence in serving the board, investors, customers, and vendors for the past seven years and through multiple acquisitions and financings. We wish Todd and Steve all the best in the future.”

“For the past 12 years, I have had the great fortune to work with a talented team of employees, board members, investors and loyal customers, and guide the Company’s growth from less than $10 million to where we are currently,” said Mr. Wille. “Today, Daegis is on a solid foundation and with strong leadership at the helm of each of the divisions, I decided that it was time for me to move on and pursue new passions.”

“The board’s decision on the timing of this leadership change was made following considerable discussion over the last several months regarding our evolution as a Company. Today’s announcement should not be taken as any positive or negative indication of the Company’s expected performance for the third quarter of fiscal 2013, which will be announced on March 7, 2013,” concluded Mr. Bacci.

Timothy Bacci Biography

Daegis Interim CEO and Executive Chairman Tim Bacci brings more than 20 years of executive experience in private and publicly traded companies. He joined the Daegis Inc. Board of Directors in 2009 and was appointed Executive Chairman in 2012. Mr. Bacci is the co-founder of BlueLine Partners, a strategic opportunities fund with more than $100 million in assets invested in small, publicly-traded, and undervalued healthcare and IT companies. Prior to BlueLine, he served in executive positions for software companies, including serving as Chairman and interim CEO of Instant802 Networks and CEO of siteROCK Corp. He was a co-founder of Vicinity Corporation, which had a successful public offering in 2000 and was subsequently acquired by Microsoft in 2002. Additionally, he has served as a consultant to several early stage technology companies addressing areas relating to corporate strategy and executive recruiting. Mr. Bacci holds a B.S. in Engineering from the United States Naval Academy and served as an officer on active duty in the U.S. Navy as a fighter pilot.

Steve Baker Biography

Steve Baker is a partner in the Northern California practice of Tatum, a national Executive Services firm that assists clients with Interim executive placements, staffing and consulting. He has over 25 years of operational and financial experience in the software and SaaS industries. Most recently, he held an Interim Executive Placement with Plug and Play Tech Center serving as advisor and mentor to its executive team. Prior to that, he was the Vice President and Chief Financial Officer for Frontrange Solutions where he directed all financial, human resources, IT functions, including managing multiple business units and debt financings. Previously, he was the Vice President of Revenue Operations for PeopleSoft, where he directed global revenue recognition, revenue accounting, credit and collections, and Sarbanes Oxley compliance activities. He also served in Vice President and CFO roles at Roamware and Geoworks Corp. Mr. Baker holds an MBA in Finance and Accounting from Columbia Graduate School of Business and a BA from the University of Pennsylvania.

About Daegis Inc.

Daegis delivers eDiscovery and information management solutions. Daegis’ eDiscovery Platform combines technology and on-demand services to deliver end-to-end and cost-effective solutions for corporations and law firms. The Company’s information management business delivers solutions for developing, managing, modernizing, and archiving applications and business data. For additional information, visit www.daegis.com.

Forward Looking Statements

Some of the information in this press release may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that these statements involve risks and uncertainties and actual events or results may differ materially. When the words “believes,” “expects,” “plans,” “projects,” “estimates” and similar expressions are used, they identify forward-looking statements. These forward-looking statements are based on management’s current beliefs and assumptions and information currently available to management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Examples of forward-looking statements in the press release include the statements made by Mr. Bacci and Mr. Wille. Among the important factors which could cause actual results to differ materially from those in the forward-looking statements are general market and economic conditions, our ability to execute our business strategy, the effectiveness of our sales team and approach, our ability to target, analyze and forecast the revenue to be derived from a client and the costs associated with providing services to that client, the date during the course of a fiscal year that a new client is acquired, the length of the integration cycle for new clients and the timing of revenues and costs associated therewith, our client concentration given that the Company is currently dependent on a few large client relationships, potential competition in the marketplace, the ability to retain and attract employees, market acceptance of our service programs and pricing options, our ability to maintain our existing technology platform and to deploy new technology, our ability to sign new clients and control expenses, the possibility of the discontinuation of some client relationships, the financial condition of our clients' business and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise the information in this press release, whether as a result of new information, future events, circumstances or otherwise.

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